Statutory Requirements	12 Months Ended
Dec. 31, 2020
Statutory Requirements [Abstract]
Statutory Requirements	Statutory Requirements
The retained earnings of the company are largely represented by retained earnings at the company's insurance and reinsurance subsidiaries. Those subsidiaries are subject to certain requirements and restrictions under their respective insurance company Acts including minimum capital requirements and dividend restrictions. The company's capital requirements and management thereof are discussed in note 24. The company's share of dividends paid in 2020 by the insurance and reinsurance subsidiaries, which are eliminated on consolidation, was $239.7 (2019 - $282.3).
Based on the surplus and net earnings (loss) of the primary insurance and reinsurance subsidiaries as at and for the year ended December 31, 2020, the maximum dividend capacity available in 2021 at each of those subsidiaries, payable to all shareholders (including non-controlling interests) is as follows:

December 31, 2020
Allied World	809.3
Odyssey Group	362.4
Northbridge(1)	175.2
Crum & Forster(1)	151.9
Zenith National	52.2
1,551.0
(1)    Subject to prior regulatory approval.

When determining the amount of dividends to be paid from its insurance and reinsurance subsidiaries, the company considers regulatory capital requirements, and also rating agency capital tests, future capital levels required to support growth and tax planning matters, among other factors. In addition, the co-investors in Allied World have a dividend in priority to the company.
During 2020 the company provided $1,381.4 of cash and marketable securities in capital support to its subsidiaries, all to its insurance and reinsurance companies to support growth in a favourable pricing environment and to support fluctuations in their investment portfolios from the economic effects of the COVID-19 pandemic.